Form 10-K, Exhibit 13
period 2001-12-31
MONEY STORE HOME EQUITY LOAN TRUST 1998-A
filed 2002-03-29
CIK 1059165

                    The Money Store Asset Backed Certificates
                                  Series 1998-A
                   2001 Annual Statement To Certificateholder

====================================================================================================================================
                               Original        Beginning                                                             Ending
                             Certificate      Certificate                                           Total          Certificate
   Class        Cusip          Balance          Balance         Interest        Principal       Distributions        Balance
------------------------------------------------------------------------------------------------------------------------------------
    AF-1      60935BCX5     131,000,000.00       0.00             0.00            0.00               0.00             0.00
Factors per
 Thousand                                                      0.00000000      0.00000000            0.00          0.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-2      60935BDS5     66,000,000.00        0.00             0.00            0.00               0.00             0.00
Factors per
Thousand                                                       0.00000000      0.00000000            0.00          0.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-3      60935BCZ0     120,000,000.00   13,364,299.42     134,263.10     13,364,299.42     13,498,562.52         0.00
Factors per
 Thousand                                                      1.11885918     111.36916183       112.48802102      0.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-4      60935BDA4     45,000,000.00    45,000,000.00    1,638,718.04    45,000,000.00     46,638,718.04         0.00
Factors per
 Thousand                                                    36.41595642     1000.00000000     1036.41595642      0.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-5      60935BDB2     59,000,000.00    59,000,000.00    3,753,433.60    6,665,548.72      10,418,982.33     52,334,451.28
 Factors per
 Thousand                                                     63.61751871     112.97540211       176.59292082     887.02459789
------------------------------------------------------------------------------------------------------------------------------------
    AF-6      60935BDC0     43,000,000.00    43,000,000.00    2,782,100.00        0.00           2,782,100.00     43,000,000.00
Factors per
 Thousand                                                     64.70000000      0.00000000        64.70000000      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-7      60935BDD8     49,000,000.00    49,000,000.00    3,366,300.00        0.00           3,366,300.00     49,000,000.00
Factors per
 Thousand                                                      68.70000000      0.00000000        68.70000000      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
    AF-8      60935BDE6     30,000,000.00    30,000,000.00    1,747,421.84    6,012,849.42       7,760,271.26     23,987,150.58
 Factors per
 Thousand                                                      58.24739463     200.42831401       258.67570864     799.57168599
------------------------------------------------------------------------------------------------------------------------------------
    AF-9      60935BDF3     27,000,000.00    27,000,000.00    1,728,000.00        0.00           1,728,000.00     27,000,000.00
Factors per
 Thousand                                                      64.00000000      0.00000000        64.00000000      1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
   Pool I                   570,000,000.00  266,364,299.42   15,150,236.58    71,042,697.56     86,192,934.15    195,321,601.86

   Totals                                                     56.87787972     266.71253512       323.59041484     342.66947694
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
    A-V       60935BDG1     530,000,000.00  154,287,001.14    6,016,116.73    6,265,104.65      12,281,221.37    148,021,896.49
  Factors per Thousand                                        11.35116363      11.82095216       23.17211580      279.28659716
------------------------------------------------------------------------------------------------------------------------------------
  Pool II                   530,000,000.00  154,287,001.14    6,016,116.73    6,265,104.65      12,281,221.37    148,021,896.49
   Totals                                                     11.35116363      11.82095216       23.17211580      279.28659716
====================================================================================================================================


The Bank of New York                                      Karon Greene
101 Barclay Street                                 Phone: 212-815-8363
New York, New York  10286                            Fax: 212-815-5309

                    The Money Store Asset Backed Certificates
                                  Series 1998-A
                   2001 Annual Statement To Certificateholder

=================================================================================================================================

                             Original        Beginning                                                                  Ending
                            Certificate     Certificate                                              Total           Certificate
  Class       Cusip           Balance         Balance           Interest         Principal       Distributions         Balance
---------------------------------------------------------------------------------------------------------------------------------
   AH-1     60935BDH9      55,523,000.00       0.00               0.00             0.00              0.00                0.00
 Factors per
Thousand                                                        0.00000000       0.00000000        0.00000000          0.00000000
---------------------------------------------------------------------------------------------------------------------------------
   AH-2     60935BDJ5      12,685,000.00       0.00               0.00             0.00              0.00                0.00
 Factors per
 Thousand                                                       0.00000000       0.00000000        0.00000000          0.00000000
---------------------------------------------------------------------------------------------------------------------------------
   AH-3     60935BDK2      29,307,000.00       0.00               0.00             0.00              0.00                0.00
 Factors per
 Thousand                                                       0.00000000       0.00000000        0.00000000          0.00000000
---------------------------------------------------------------------------------------------------------------------------------
   AH-4     60935BDL0      10,406,000.00   4,126,400.35        36,861.77       4,126,400.35      4,163,262.12            0.00
 Factors per
 Thousand                                                       3.54235701      396.54049106      400.08284807         0.00000000
---------------------------------------------------------------------------------------------------------------------------------
   AH-5     60935BDM8      18,510,000.00   18,510,000.00       904,374.56      15,827,256.86     16,731,631.42       2,682,743.14
 Factors per
 Thousand                                                     48.85870139      855.06520045      903.92390184        144.93479955

---------------------------------------------------------------------------------------------------------------------------------
   MH-1     60935BDN6      12,375,000.00   12,375,000.00       852,018.75          0.00           852,018.75        12,375,000.00
 Factors per
 Thousand                                                      68.85000000       0.00000000        68.85000000       1000.00000000

---------------------------------------------------------------------------------------------------------------------------------
   MH-2     60935BDP1      12,581,000.00   12,581,000.00       909,606.30          0.00           909,606.30        12,581,000.00
 Factors per
  Thousand                                                    72.30000000       0.00000000        72.30000000       1000.00000000
---------------------------------------------------------------------------------------------------------------------------------
    BH      60935BDQ9      13,613,000.00   13,613,000.00       975,536.86      2,047,807.74      3,023,344.60       11,565,192.26
 Factors per
  Thousand                                                     71.66215081      150.43030486      222.09245567        849.56969514

---------------------------------------------------------------------------------------------------------------------------------
 Pool III                 165,000,000.00   61,205,400.35      3,678,398.24     22,001,464.95     25,679,863.19      39,203,935.40
  Totals                                                      22.29332266      133.34221182      155.63553448           237.60
---------------------------------------------------------------------------------------------------------------------------------








---------------------------------------------------------------------------------------------------------------------------------
    X          n/a             0.00            0.00          15,019,964.32         0.00          15,019,964.32           0.00


---------------------------------------------------------------------------------------------------------------------------------
    R          n/a             0.00            0.00               0.00             0.00              0.00                0.00


---------------------------------------------------------------------------------------------------------------------------------
  Totals                 1,265,000,000.00 481,856,700.91     39,864,715.87     99,309,267.16    139,173,983.03     382,547,433.75

=================================================================================================================================


The Bank of New York                                Karon Greene
101 Barclay Street                            Phone: 212-815-8363
New York, New York  10286                      Fax: 212-815-5309

                    The Money Store Asset Backed Certificates
                                  Series 1998-A
                   2001 Annual Statement To Certificateholder


=======================================================================================================================


      Schedule of Remittance                                   Fees
      ----------------------                                   ----
   Pool 1 Aggregate Amount Received   97,931,559.00            Contingency Fee
   Pool 2 Aggregate Amount Received   66,966,794.09                             Pool 1              $ 605,547.27
   Pool 3 Aggregate Amount Received   26,433,585.04                             Pool 2              $ 349,927.16
                                                                                Pool 3              $ 141,510.25
                                                               Expense Account
                                                                                Pool 1              $ 132,826.16
                                                                                Pool 2               $ 12,685.38
                                                                                Pool 3               $ 10,173.62
                                                               Insurance Fee
                                                                                Pool 1              $ 240,280.28
                                                                                Pool 2              $ 142,710.57
                                                                                Pool 3               $ 41,594.15
                                                               Servicer Fee
                                                                                Pool 1              $ 605,547.35
                                                                                Pool 2              $ 349,927.24
                                                                                Pool 3              $ 141,510.32













=======================================================================================================================


The Bank of New York                                            Karon Greene
101 Barclay Street                                       Phone: 212-815-8363
New York, New York  10286                                  Fax: 212-815-5309