Form 10-K, Exhibit 13
period 2002-12-31
MONEY STORE HOME EQUITY LOAN TRUST 1998-A
filed 2003-03-31
CIK 1059165

The Money Store Asset Backed Certificates Series 1998-A 2002 Annual Statement To Certificateholder

		Original Certificate	Beginning Certificate			Total	Ending Certificate
Class	Cusip	Balance	Balance	Interest	Principal	Distributions	Balance

AF-1	60935BCX5	131,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00	0.00000000
AF-2	60935BDS5	66,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00	0.00000000
AF-3	60935BCZ0	120,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AF-4	60935BDA4	45,000,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AF-5	60935BDB2	59,000,000.00	52,334,451.28	1,701,509.47	52,334,451.27	54,035,960.74	0.00
Factors per
Thousand				28.83914360	887.02459781	915.86374142	0.00000000
AF-6	60935BDC0	43,000,000.00	43,000,000.00	2,782,100.02	652,963.02	3,435,063.04	42,347,036.98
Factors per
Thousand				64.70000039	15.18518651	79.88518690	984.81481349
AF-7	60935BDD8	49,000,000.00	49,000,000.00	3,366,300.00	0.00	3,366,300.00	49,000,000.00
Factors per
Thousand				68.70000000	0.00000000	68.70000000	1000.00000000
AF-8	60935BDE6	30,000,000.00	23,987,150.58	1,271,636.49	7,814,913.02	9,086,549.51	16,172,237.56
Factors per
Thousand				42.38788304	260.49710067	302.88498370	539.07458533
AF-9	60935BDF3	27,000,000.00	27,000,000.00	1,728,000.00	0.00	1,728,000.00	27,000,000.00
Factors per
Thousand				64.00000000	0.00000000	64.00000000	1000.00000000
Pool I		570,000,000.00	195,321,601.86	10,849,545.98	60,802,327.31	71,651,873.29	134,519,274.54
Totals				55.54708684	311.29340909	366.84049593	235.99872726
A-V	60935BDG1	530,000,000.00	102,285,359.69	1,749,788.57	2,049,654.48	3,799,443.06	100,235,705.21
Factors per
Thousand				3.30148788	3.86727261	7.16876048	189.12397209
Pool II		530,000,000.00	102,285,359.69	1,749,788.57	2,049,654.48	3,799,443.06	100,235,705.21
Totals				3.30148788	3.86727261	7.16876048	189.12397209

The Bank of New York 101 Barclay Street New York, New York 10286	Karon Greene Phone: 212-815-8363 Fax: 212-815-5309

The Money Store Asset Backed Certificates Series 1998-A 2002 Annual Statement To Certificateholder

		Original	Beginning				Ending
		Certificate	Certificate			Total	Certificate
Class	Cusip	Balance	Balance	Interest	Principal	Distributions	Balance

AH-1	60935BDH9	55,523,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-2	60935BDJ5	12,685,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-3	60935BDK2	29,307,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-4	60935BDL0	10,406,000.00	0.00	0.00	0.00	0.00	0.00
Factors per
Thousand				0.00000000	0.00000000	0.00000000	0.00000000
AH-5	60935BDM8	18,510,000.00	2,682,743.14	19,621.96	2,682,743.14	2,702,365.10	0.00
Factors per
Thousand				1.06007354	144.93479957	145.99487310	0.00000000
MH-1	60935BDN6	12,375,000.00	12,375,000.00	852,018.74	0.00	852,018.74	12,375,000.00
Factors per
Thousand				68.84999899	0.00000000	68.84999899	1000.00000000
MH-2	60935BDP1	12,581,000.00	12,581,000.00	909,606.33	0.00	909,606.33	12,581,000.00
Factors per
Thousand				72.30000199	0.00000000	72.30000199	1000.00000000
BH	60935BDQ9	13,613,000.00	11,565,192.26	826,397.52	5,991,708.59	6,818,106.11	5,573,483.67
Factors per
Thousand				60.70649492	440.14608022	500.85257514	409.42361493
Pool III		165,000,000.00	39,203,935.40	2,607,644.54	8,674,451.73	11,282,096.27	30,529,483.67
Totals				15.80390630	52.57243473	68.37634102	185.03
X	n/a	0.00	0.00	23,079,494.19	0.00	23,079,494.19	0.00
R	n/a	0.00	0.00	0.00	0.00	0.00	0.00
Totals		1,265,000,000.00	336,810,896.95	38,286,473.28	71,526,433.52	109,812,906.81	265,284,463.42

The Bank of New York 101 Barclay Street New York, New York 10286	Karon Greene Phone: 212-815-8363 Fax: 212-815-5309

The Money Store Asset Backed Certificates Series 1998-A 2002 Annual Statement To Certificateholder

Schedule of Remittance		Fees

Pool 1 Aggregate Amount Received	80,271,681.21	Contingency Fee
Pool 2 Aggregate Amount Received	45,057,874.12		Pool 1	$443,766.33
Pool 3 Aggregate Amount Received	19,774,561.22		Pool 2	$256,342.27
			Pool 3	$94,357.48
		Expense Account
			Pool 1	$97,082.52
			Pool 2	$8,706.47
			Pool 3	$7,123.07
		Insurance Fee
			Pool 1	$170,225.61
			Pool 2	$97,947.79
			Pool 3	$26,458.44
		Servicer Fee
			Pool 1	$443,766.37
			Pool 2	$256,342.31
			Pool 3	$94,357.54

The Bank of New York 101 Barclay Street New York, New York 10286	Karon Greene Phone: 212-815-8363 Fax: 212-815-5309